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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                  FORM 8-K




                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




              Date of Report (Date of earliest event reported):
                              November 17, 1998



                               PERRIGO COMPANY
             --------------------------------------------------
             (Exact name of registrant as specified in charter)



    MICHIGAN                            0-19725                  38-2799573
---------------                       ------------            ----------------
(State of other                       (Commission             (I.R.S. Employer
Jurisdiction of                       File Number)             Identification
Incorporation)                                                     Number)


515 Eastern Avenue, Allegan, Michigan                               49010
------------------------------------------                       ----------
(Address of principal executive offices)                         (Zip Code)




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Registrant's telephone number, including area code:
(616) 673-8451
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ITEM 5.        Other Events


     The Perrigo Company announced that Richard G. Hansen has been named President and Chief Operating Officer, effective November 11, 1998.

     Mr. Hansen, 53, has been a member of the Board of Directors of the Perrigo Company since 1995. He was President and Chief Operating Officer of Perrigo from 1991 until his retirement in 1995. Mr. Hansen was Executive Vice President and Chief Operating Officer of Perrigo from 1989 to 1991. From 1979 to 1989, he served in various executive capacities and led the implementation of our MIMS (Minimum Inventory Maximum Service) program that integrated consumer demand with operations.





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                                 SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERRIGO COMPANY
                                            (Registrant)



                                         By: /s/Thomas J. Ross
                                            ----------------------------
Dated: November 17, 1998                    Thomas J. Ross
                                            Vice President-Finance